EastBridge
Investment Group

February 18, 2009
v2

Dear Mr. William Tien,

We would like to offer you our special FastTrack IPO program for Alpha Green Energy Limited (a de novo corporation) as follows:

Procedure and time frame:
1) Finish Audit, controlled by client;
2) Secure SEC approval, normally about 90 days after audit report's issuance;
3) Secure Listing on OTCBB stock market, as a first step;
4) Capital raise, target at US$25mm or depending on the enterprise value's multiple;
5) When qualified, moves swiftly to Nasdaq small cap or NYSE Alternext stock exchange;
6) After Nasdaq or NYSE Alternext, do a dual listing on the Hongkong stock exchange with HDR listing;

EastBridge will organize capital raise, road shows and market making for your new stock. Our capital raise sources are from the US and Hongkong.

Fees:
$100,000 cash + 10% equity

1) On signing, a deposit of US$15,000,
2) When audit starts, US$50,000,
3) When the SEC application is filed, US$35,000.

As long as a US GAAP audit is issued, EastBridge will refund the fees if a minimum of OTCBB listing is not successful. This Offer expires on Feb 20, 2009.

Regards,
Keith Wong

Keith Wong

Accepted By:

19/02/2009

William Tien　　Date